Exhibit 99.1

FOR IMMEDIATE RELEASE

INTERNATIONAL COAL GROUP REVISES
FIRST QUARTER 2011 RESULTS

Scott Depot, West Virginia, May 6, 2011 – International Coal Group, Inc. (NYSE:ICO) (the “Company”) announced today that it has revised its results for the first quarter of 2011. The revision resulted from an adverse verdict issued on May 2, 2011 related to ongoing litigation with Allegheny Energy Supply. As a result of the verdict, the Company recorded a $40.0 million charge to earnings for the three months ended March 31, 2011. The revised net loss for the quarter is $6.3 million, or $0.03 per share on a diluted basis, compared to net income of $22.0 million, or $0.10 per share on a diluted basis, as previously reported in the Company’s earnings release dated April 27, 2011.

Although the verdict provides damages of $104.1 million, the Company has accrued $40.0 million as of March 31, 2011 because it believes that it has meritorious factual and legal bases for reversal or revision of substantial portions of the trial court decision. The ultimate resolution of this matter could result in an outcome which may be materially different than what the Company has accrued.

General Information

ICG is a leading producer of coal in Northern and Central Appalachia and the Illinois Basin. The Company has 13 active mining complexes, of which 12 are located in Northern and Central Appalachia and one in Central Illinois. ICG’s mining operations and reserves are strategically located to serve utility, metallurgical and industrial customers domestically and internationally.

# # #

For more information, contact Ross Mazza – Director of Financial Reporting and Investor Relations at (304) 760-2526.

Forward-Looking Statements

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Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; adoption by Appalachian states of EPA guidance regarding stringent water quality-based limitations in CWA Section 402 wastewater discharge permits and CWA Section 404 dredge and fill permits; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; the impact of the mine explosion at a competitor’s mine on federal and state authorities’ decisions to enact laws and regulations that result in more frequent mine inspections, stricter enforcement practices and enhanced reporting requirements; future legislation and changes in regulations or governmental policies or changes in interpretations or enforcement thereof, including with respect to safety enhancements and environmental initiatives relating to global warming and climate change; impairment of the value of our long-lived and deferred tax assets; our liquidity, including our ability to adhere to financial covenants related to our borrowing arrangements; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims, including those related to citations and orders issued by regulatory authorities, and the availability of related insurance coverage.

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You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this press release, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur.

INTERNATIONAL COAL GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2011	2010
REVENUES:
Coal sales revenues	$283,711	$270,490
Freight and handling revenues	7,152	9,377
Other revenues	11,126	8,727
Total revenues	301,989	288,594
COSTS AND EXPENSES:
Cost of coal sales	217,964	220,065
Freight and handling costs	7,152	9,377
Cost of other revenues	7,342	7,181
Depreciation, depletion and amortization	25,656	26,397
Selling, general and administrative	51,152	8,585
Gain on sale of assets, net	(6,723)	(3,481)
Total costs and expenses	302,543	268,124
Income (loss) from operations	(554)	20,470
INTEREST AND OTHER INCOME (EXPENSE)
Loss on extinguishment of debt	—	(21,987)
Interest expense, net	(8,110)	(13,300)
Total interest and other income (expense)	(8,110)	(35,287)
Loss before income taxes	(8,664)	(14,817)
INCOME TAX BENEFIT	2,357	5,965
Net loss	(6,307)	(8,852)
Net income attributable to noncontrolling interest	(11)	—
Net loss attributable to International Coal Group, Inc.	$(6,318)	$(8,852)

Other Data:
Adjusted EBITDA (a)	$65,102	$46,867
Earnings per share:
Basic	$(0.03)	$(0.05)
Diluted	$(0.03)	$(0.05)
Weighted-average shares:
Basic	202,699,052	181,382,766
Diluted	202,699,052	181,382,766

(a)
This press release includes a non-GAAP financial measure within the meaning of applicable SEC rules and regulations. Adjusted EBITDA is a non-GAAP financial measure used by management to gauge operating performance. We define Adjusted EBITDA as net income or loss attributable to International Coal Group, Inc. before deducting interest, income taxes, depreciation, depletion, amortization, legal reserve for the Allegheny lawsuit, loss on extinguishment of debt and noncontrolling interest. Adjusted EBITDA is not, and should not be used as, a substitute for operating income, net income and cash flow as determined in accordance with GAAP. We present Adjusted EBITDA because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, substantially all of which present EBITDA or Adjusted EBITDA when reporting their results. We also use Adjusted EBITDA as our executive compensation plan bases incentive compensation payments on our Adjusted EBITDA performance measured against budgets. Our ABL Loan Facility uses Adjusted EBITDA (with additional adjustments) to measure our compliance with covenants, such as fixed charge ratio. EBITDA or Adjusted EBITDA is also widely used by us and others in our industry to evaluate and price potential acquisition candidates. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are that Adjusted EBITDA does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments; changes in, or cash requirements for, our working capital needs; interest expense, or the cash requirements necessary to service interest or principal payments, on our debts. Although depreciation, depletion and amortization are non-cash charges, the assets being depreciated, depleted and amortized will often have to be replaced in the future. Adjusted EBITDA does not reflect any cash requirements for such replacements. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. A reconciliation of Adjusted EBITDA to GAAP net income or loss attributable to International Coal Group, Inc. appears at the end of this press release.

INTERNATIONAL COAL GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2011 AND DECEMBER 31, 2010
(in thousands)

	March 31, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$186,566	$215,276
Accounts receivable, net	111,210	82,557
Inventories, net	80,724	70,029
Deferred income taxes	1,420	13,563
Prepaid expenses and other	21,441	19,172
Total current assets	401,361	400,597

PROPERTY, PLANT, EQUIPMENT AND MINE DEVELOPMENT, net	1,051,064	1,040,118
DEBT ISSUANCE COSTS, net	8,937	11,998
ADVANCE ROYALTIES, net	21,639	16,037
OTHER NON-CURRENT ASSETS	12,008	10,947
Total assets	$1,495,009	$1,479,697

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$80,294	$78,899
Short-term debt	1,598	2,797
Current portion of long-term debt and capital leases	103,527	17,928
Current portion of reclamation and mine closure costs	8,364	8,414
Current portion of employee benefits	3,831	3,831
Accrued expenses and other	47,582	61,092
Total current liabilities	245,196	172,961

LONG-TERM DEBT AND CAPITAL LEASE	228,437	308,422
RECLAMATION AND MINE CLOSURE COSTS	71,541	70,730
EMPLOYEE BENEFITS	84,129	81,868
DEFERRED INCOME TAXES	46,515	60,452
BELOW-MARKET COAL SUPPLY AGREEMENTS	25,934	26,823
OTHER NON-CURRENT LIABILITIES	43,921	4,176
Total liabilities	745,673	725,432

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Common stock	2,042	2,038
Treasury stock	(309)	(216)
Additional paid-in capital	852,812	851,440
Accumulated other comprehensive loss	(3,353)	(3,459)
Retained deficit	(101,920)	(95,602)
Total International Coal Group, Inc. stockholders’ equity	749,272	754,201
Noncontrolling interest	64	64
Total stockholders’ equity	749,336	754,265
Total liabilities and stockholders’ equity	$1,495,009	$1,479,697

INTERNATIONAL COAL GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(in thousands)

	Three months ended March 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,307)	$(8,852)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation, depletion and amortization	25,656	26,397
Loss on extinguishment of debt	—	21,987
Amortization and write-off of deferred finance costs and debt discount	1,458	3,158
Amortization of accumulated employee benefit obligations	172	(7)
Compensation expense on share based awards	1,218	984
Gain on sale of assets, net	(6,723)	(3,481)
Provision for bad debt	329	(79)
Deferred income taxes	(1,860)	(7,583)
Changes in assets and liabilities:
Accounts receivable	(18,813)	(24,463)
Inventories	(10,695)	3,914
Prepaid expenses and other	(2,269)	856
Other non-current assets	(4,530)	761
Accounts payable	912	5,425
Accrued expenses and other	(13,510)	(16,133)
Reclamation and mine closure costs	761	(339)
Other liabilities	42,067	2,890
Net cash from operating activities	7,866	5,435
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of assets	245	1,000
Additions to property, plant, equipment and mine development	(31,106)	(20,635)
Withdrawals of restricted cash	394	8,854
Distribution to joint venture	(11)	—
Net cash from investing activities	(30,478)	(10,781)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on short-term debt	(1,199)	(833)
Repayments on long-term debt and capital lease	(4,964)	(4,928)
Proceeds from convertible notes offering	—	115,000
Proceeds from senior notes offering	—	198,596
Proceeds from common stock offering	—	102,453
Repurchases of senior notes	—	(181,612)
Purchases of treasury stock	(93)	(11)
Proceeds from stock options exercised	158	—
Debt issuance costs	—	(14,243)
Net cash from financing activities	(6,098)	214,422
NET CHANGE IN CASH AND CASH EQUIVALENTS	(28,710)	209,076
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	215,276	92,641
CASH AND CASH EQUIVALENTS, END OF PERIOD	$186,566	$301,717

INTERNATIONAL COAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (Unaudited)
(in thousands)

	Three months ended March 31,
	2011	2010
Net loss attributable to International Coal Group, Inc.	$(6,318)	$(8,852)
Depreciation, depletion and amortization	25,656	26,397
Interest expense, net	8,110	13,300
Income benefit expense	(2,357)	(5,965)
Legal reserve for the Allegheny lawsuit	40,000	—
Loss on extinguishment of debt	—	21,987
Noncontrolling interest	11	—
Adjusted EBITDA	$65,102	$46,867

RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 (Unaudited)
(in thousands)

	Three months ended March 31,
	2011	2010
Net loss attributable to International Coal Group, Inc.	$(6,318)	$(8,852)
Legal reserve for the Allegheny lawsuit	40,000	—
Loss on extinguishment of debt	—	21,987
Income tax benefit	(11,714)	(6,926)
Adjusted net income attributable to International Coal Group, Inc.	$21,968	$6,209

OPERATING STATISTICS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2011 (Unaudited)
(in thousands, except per ton amounts)

	Central Appalachia	Northern Appalachia	Illinois Basin	Purchased Coal and Ancillary			Total
For the three months ended March 31, 2011:
Tons sold	2,240	957	654		—		3,851
Coal sales revenues	$179,359	$79,080	$25,272		$—		$283,711
Cost of coal sales	$142,777	$55,672	$18,513		$1,002		$217,964
Coal sales revenue per ton (b)	$80.07	$82.66	$38.61	$	n/m	(c)	$73.67
Cost of coal sales per ton (b)	$63.74	$58.19	$28.29	$	n/m	(c)	$56.60

For the three months ended March 31, 2010:
Tons sold	2,473	1,069	651		130		4,323
Coal sales revenues	$178,964	$60,365	$23,536		$7,625		$270,490
Cost of coal sales	$140,266	$53,671	$19,408		$6,720		$220,065
Coal sales revenue per ton (b)	$72.36	$56.45	$36.14		$59.00		$62.57
Cost of coal sales per ton (b)	$56.71	$50.19	$29.80		$52.00		$50.90

(b)
“Coal sales revenue per ton” and “Cost of coal sales per ton” are calculated as Coal sales revenues or Cost of coal sales, respectively, divided by Tons sold. Although Coal sales revenue per ton and Cost of coal sales per ton are not measures of performance calculated in accordance with GAAP, management believes that they are useful to an investor in evaluating performance because they are widely used in the coal industry as a measure to evaluate a company’s sales performance or control over its costs. Coal sales revenue per ton and Cost of coal sales per ton should not be considered in isolation or as substitutes for measures of performance in accordance with GAAP. In addition, because Coal sales revenue per ton and Cost of coal sales per ton are not calculated identically by all companies, ICG’s presentation may not be comparable to other similarly titled measures of other companies.

(c)
Coal sales within the Purchased Coal and Ancillary segment represent coal sold under brokered coal contracts, all of which were legacy contracts obtained in conjunction with business combinations. Per ton information for the three months ended March 31, 2011 within the Purchased Coal and Ancillary segment is not meaningful as all such supply contracts have expired. Cost of coal sales shown for the three months ended March 31, 2011 represents costs incurred at non-producing coal operations.